===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                             --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 11, 2000

                             --------------------

                           MILLER EXPLORATION COMPANY
             (Exact name of Registrant as specified in its charter)

         Delaware                         0-23431                        38-3379776
     (State or other              (Commission File Number)           (I.R.S. Employer
jurisdiction of incorporation)                                     Identification Number)

3104 Logan Valley Road
Traverse City, Michigan                                                      49685
(Address of principal                                                     (Zip code)
executive offices)

      Registrant's telephone number, including area code:  (231) 941-0004

                                 Not Applicable
         (Former name or former address, if changed since last report)

================================================================================

Item 5. Other Events.

     In a press release dated July 13, 2000, a copy of which is filed herewith as Exhibit 99.1, Miller Exploration Company, a Delaware corporation (the "Company"), announced the following:

     A. On July 11, 2000, the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Guardian Energy Management Corp. ("Guardian"). Pursuant to the Securities Purchase Agreement, the Company issued to Guardian a convertible promissory note in the amount of $5,000,000, and three warrants exercisable, respectively, for 1,562,500 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), 2,500,000 shares Common Stock and 9,000,000 shares of Common Stock. Conversion of the note and exercise of the warrants are subject to stockholder approval.

     B. In addition, the Securities Purchase Agreement granted Guardian the right to designate two members of the Company's board of directors. Pursuant thereto, Guardian has designated Messrs. Paul A. Halpern and Robert M. Boeve to fill the board seats recently vacated by Messrs. Dan A. Hughes, Jr. and Frank M. Burke.

     C. Also on July 11, 2000, the Company entered into a Subscription Agreement with ECCO Investments, LLC ("ECCO"), pursuant to which ECCO made an equity investment of $500,000.00 in the Company in exchange for 370,370 shares of Common Stock at $1.35 per share.

     D. The Company also has signed a letter agreement to sell, in exchange for $2,500,000.00 in cash and assets, a total of 1,851,851 shares of Common Stock to Eagle Investments, Inc. ("Eagle"), a corporation controlled by C.E. Miller. Mr. Miller is Chairman of the Board of the Company. In addition, Eagle will be issued warrants exercisable for a total of 2,031,250 shares of Common Stock. Consummation of the transaction with Eagle is subject, among other things, to stockholder approval.

     In a press release dated July 21, 2000, a copy of which is filed herewith as Exhibit 99.2, the Company announced, among other things, that it had entered into an Amendment to Promissory Note, Warrant and Registration Rights Agreement (the "Amendment") with Veritas DGC Land, Inc., a Delaware corporation ("Veritas"). The Amendment amends the Promissory Note and Warrant issued by the Company to Veritas on April 14, 1999, as well as the Registration Rights Agreement by and between the Company and Veritas of the same date.

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.

     4.1*    --  Warrant, dated July 11, 2000, issued to Guardian to purchase
                 1,562,500 shares of Common Stock.

     4.2*    --  Warrant, dated July 11, 2000, issued to Guardian to purchase
                 2,500,000 shares of Common Stock.

     4.3*    --  Warrant, dated July 11, 2000, issued to Guardian to purchase
                 9,000,000 shares of Common Stock.

     4.4*    --  Amendment to Promissory Note, Warrant and Rights Agreement,
                 dated July 18, 2000, by and between the Company and Veritas.

     10.1*   --  Securities Purchase Agreement, dated July 11, 2000, by and between the Company and Guardian.

     10.2*   --  $5,000,000 Promissary Note, dated July 11, 2000, issued by the
                 Company to Guardian .

     10.3*   --  Registration Rights Agreement, dated July 11, 2000, by and between the Company and Guardian.

     10.4*   --  Form of Subscription Agreement, dated July 11, 2000, by and between the Company and ECCO Investments, LLC.

     10.5*   --  Form of Letter Agreement by and between the Company and Eagle.

     10.6   --   $4,696,040.60 Promissory Note, dated April 14, 1999, issued by the Company to Veritas (incorporated by reference to the exhibits on the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 1998).

     10.7   --   Warrant, dated April 14, 1999, issued by the Company to Veritas
                 (incorporated by reference to the exhibits on the Company's
                 Annual Report on Form 10-K for the fiscal year ending
                 December 31, 1998).

     10.8   --   Registration Rights Agreement, dated April 14, 1999, by and between the Company and Veritas (incorporated by reference to the exhibits on the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 1998).

     99.1*  --   Press release of the Company, dated July 13, 2000.

     99.2*  --   Press release of the Company, dated July 21, 2000.
_____________
     * Filed herewith

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         MILLER EXPLORATION COMPANY
                         (Registrant)



                         By:     /s/ Deanna L. Cannon
                              -------------------------------------------------
                                 Deanna L. Cannon
                                 Vice President - Finance


Date:     July 24, 2000